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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 2, 1996 on our audits of the consolidated financial statements and financial statement schedules of Fibreboard Corporation.



                                       /s/ ARTHUR ANDERSEN LLP


San Francisco, CA
November 20, 1996